UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 31, 2012

Commission File Number:  000-52369

Bond Laboratories, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
20-3464383
(IRS Employer Identification No.)

4509 S. 143rd Street, Suite 1, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2012, Bond Laboratories, Inc. (the "Company") announced preliminary results from operations for the year ended December 31, 2011. A copy of the press release announcing the results is attached to this Current Report on Form 8-K as Exhibit 99.1. The results are unaudited, are preliminary and remain subject to potential adjustment. Final audited results will be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, which will be filed with the Securities and Exchange Commission on or before March 30, 2012.

Item 8.01 Other Events.

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bond Laboratories, Inc.

Date:   February 1, 2012
By:	/s/ Michael Abrams

Name: Michael Abrams
Title: Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Bond Labs Press Release Jan 31 2012